EXHIBIT 10.5
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CITIZENS BANK OF MASSACHUSETTS               FIRST AMENDMENT TO CREDIT AGREEMENT
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     This First Amendment to Credit Agreement is made as of the 30 day of June,
2004, by and between the following parties:

          Citizens Bank of Massachusetts, as Administrative Agent and Lender under a certain Credit Agreement described below (hereinafter, the "Lender"), a Massachusetts banking corporation having a principal place of business at 28 State Street, Boston, Massachusetts 02109; and

          Able Laboratories, Inc. (the "Borrower"), a corporation duly organized and existing under the laws of the State of Delaware and having its corporate offices and principal place of business at 6 Hollywood Court, South Plainfield, New Jersey 07080;

in consideration of the mutual covenants and benefits to be derived herefrom.

                              W I T N E S S E T H:
                              --------------------

     A. On or about March 2, 2004, the Borrower and the Lender entered into a certain revolving credit facility of up to Thirty Million Dollars
($30,000,000.00) (the "Revolving Credit Facility") as evidenced by, among other things, a certain Credit Agreement (the "Credit Agreement") dated as of March 2, 2004.

     B. The Borrower has requested that the definitions of "Fixed Charge Coverage Ratio" and "Unfinanced Capital Expenditures" as set forth in Section
1.1 of the Credit Agreement be amended, and the Lender is willing to so accommodate the Borrower's request based upon and subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition and defined in the Credit Agreement shall have the same respective meanings herein as therein, unless the context otherwise requires.

     2.  DEFINITIONS MODIFICATIONS.

         A. The definition of "Unfinanced Capital Expenditures" as set forth in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

         B. The definition of "Fixed Charge Coverage Ratio as set forth in
Section 1.1 of the Credit Agreement is hereby amended to modify the definition of Fixed Charge Coverage Ratio by deleting the current text and inserting the following in its place and stead:
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         "FIXED CHARGE COVERAGE RATIO MEANS, DURING THE APPLICABLE PERIOD, THAT
         QUOTIENT EQUAL TO (A) THE AGGREGATE OF (I) EBITDA, MINUS (II) THE SUM OF : DIVIDENDS, MAINTENANCE CAPITAL EXPENDITURES, AND CASH TAXES; DIVIDED BY (B) THE SUM OF (I) INTEREST AND (II) CURRENT MATURITY OF LONG-TERM DEBT; THAT IS,

      EBITDA - (DIVIDENDS + MAINTENANCE CAPITAL EXPENDITURES + CASH TAXES)
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                                INTEREST + CMLTD"

         C. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of Maintenance Capital Expenditures:

         "MAINTENANCE CAPITAL EXPENDITURES": MEANS $4,000,000.00 IN CAPITAL EXPENDITURES INCURRED BY THE BORROWER IN THE ORDINARY COURSE OF BUSINESS."

     3. CONDITIONS TO LENDER'S OBLIGATIONS. The willingness of the Lender to consent to and enter into this First Amendment is subject to the satisfaction of the following conditions concurrently with the execution and delivery of this First Amendment:

         (a) The Lender shall have received approving resolutions adopted by the Borrower, certified as of the date hereof by the Secretary of the Borrower, authorizing the execution and delivery by the Borrower of this First Amendment and all documents referenced herein.

         (b) The Lender shall have received such other documents, certificates, instruments, and agreements from the Borrower as the Lender may reasonably request.

         (c) The Lender shall have been reimbursed for all costs and expenses incurred in connection with this First Amendment including, but not limited to, attorneys' fees and disbursements.

     4. CONFIRMATION OF CERTAIN TERMS AND OTHER MATTERS. The Borrower and the Lender hereby ratify and confirm all terms and provisions of the Credit Agreement, as amended, and all other documents, instruments, or agreements executed in connection therewith and agree that, except as expressly modified herein, all of such terms and provisions remain in full force and effect. The Borrower and the Lender hereby confirm and acknowledge that the obligations of the Borrower under the Credit Agreement include all obligations and liabilities of the Borrower under the Credit Agreement, as it may be amended from time to time. Further, the Borrower hereby confirms that the liabilities and obligations of the Borrower under the Credit Agreement and related notes and instruments remain secured pursuant to the security interests granted in favor of the Lender pursuant to those certain Security Agreement and Pledge Agreement dated as of March 2, 2004 and all other collateral now or hereafter granted to the Lender as security for the Borrower's obligations to the Lender.

     5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that: (a) except as otherwise disclosed on the list of "Exceptions to Representations" annexed as EXHIBIT A annexed hereto, the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on the date hereof with the same effect as

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though such representations and warranties had been made on the date hereof; (b)
it has complied and is now in compliance in all material respects, with all of the terms and provisions set forth in the Credit Agreement, as amended, on its part to be observed and performed; (c) no Event of Default specified in Section
9 of the Credit Agreement has occurred or is continuing; and (d) the execution, delivery and performance of this First Amendment: (i) has been duly authorized by all requisite corporation action, (ii) will not violate either (x) any provision of law applicable to the Borrower, any governmental regulation, or its charter or by-laws, or (y) any order of any court or other agency of government binding on the Borrower or any indenture, agreement, or other instrument to which the Borrower is a party, or by which it or any of its property is bound, and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement, or other instrument.

     6. MISCELLANEOUS. This First Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of the counterparts taken together shall constitute one and the same instrument. This First Amendment shall be governed by the laws of The Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.




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     IN WITNESS WHEREOF, the parties hereto each have executed this First
Amendment as a sealed instrument as of the date first written above.



Witness:                                Able Laboratories, Inc.


/s/ Adam E. J. Drapczuk                 By: /s/ Robert Weinstein
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Print Name: Adam E. J. Drapczuk         Name: Robert Weinstein
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                                        Title: Vice President and CFO
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Witness:                                Citizens Bank of Massachusetts


/s/ Liz Amaral                          By: /s/ Raymond C. Hoefling
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Print Name: Liz Amaral                  Name: Raymond C. Hoefling
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                                        Title: Vice President
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List of Exhibits:
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EXHIBIT A                Supplement to Schedule of Exceptions to Representations
---------                and Warranties